UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

Lomond Therapeutics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56377	87-2959575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 The Green Ste 8490 Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

(212) 739-6400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (the “Form 8-K”) of Lomond Therapeutics Holdings, Inc. (the “Company”) originally filed by the Company on November 7, 2024 is being filed solely for the purpose of supplementing the historical financial statements and pro forma combined financial information provided under Items 9.01(a) and 9.01(b) in the Form 8-K to include the unaudited financial statements of Lomond Operating Co. (formerly known as Lomond Therapeutics, Inc.) as of prior to the Merger (“Legacy Lomond”) as of and for the nine months ended September 30, 2024, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Lomond for the nine months ended September 30, 2024. This Amendment No. 1 does not amend any other item of the Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Form 8-K.

Capitalized terms used but not defined herein have the meanings assigned to them in the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited financial statements of Legacy Lomond as of and for the nine months ended September 30, 2024 are included as Exhibit 99.5 and are incorporated by reference into this Item 9.01. Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Lomond for the nine months ended September 30, 2024 is also included as Exhibit 99.6 and is incorporated by reference into this Item 9.01.

(b) Pro Forma Financial Information

The unaudited pro forma combined financial information of the Company and Legacy Lomond as of and for the nine months ended September 30, 2024 is set forth in Exhibit 99.7 hereto and is incorporated herein by reference into this Item 9.01.

(e) List of Exhibits.

Exhibit Number	Description
99.5	Unaudited financial statements of Lomond Operating Co. as of and for the nine months ended September 30, 2024.

99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Lomond Operating Co. for the nine months ended September 30, 2024.

99.7	Unaudited pro forma combined financial information of Lomond Therapeutics Holdings, Inc. and Legacy Lomond as of and for the nine months ended September 30, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOMOND THERAPEUTICS HOLDINGS, INC.

Date: November 22, 2024	By:	/s/ Iain Dukes
Iain Dukes
Chief Executive Officer and Chairman

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